                                                                               .
                                                                               .
                                                                               .
                                                                     Exhibit 4.1


                        [AMICUS THERAPEUTICS, INC. LOGO]
NUMBER                                                                    SHARES
A

INCORPORATED UNDER THE LAWS        AMICUS THERAPEUTICS, INC.                       CUSIP 03152W 10 9
OF THE STATE OF DELAWARE                                         SEE REVERSE FOR CERTAIN DEFINITIONS

THIS CERTIFIES THAT







is the owner of

             FULLY PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK,
                          $.01 PAR VALUE PER SHARE, OF

----------=================AMICUS THERAPEUTICS, INC.=================---------

transferable on the books of the Corporation by said owner in person or by his duly authorized attorney upon the surrender of this certificate properly endorsed. This certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.

         Witness the facsimile of the Corporation's seal and the facsimile signatures of its duly authorized officers.

Dated:

-----------------------          --------------------------          -------------------------------------
/s/ Illegible Signature          [AMICUS THERAPEUTICS SEAL]                 /s/ Illegible Signature
       SECRETARY                                                     PRESIDENT AND CHIEF EXECUTIVE OFFICER

                          COUNTERSIGNED AND REGISTERED
                                 AMERICAN STOCK TRANSFER & TRUST COMPANY
                                             (New York, NY)
                                                    TRANSFER AGENT AND REGISTRAR
BY:


                                                            AUTHORIZED SIGNATURE

                           AMICUS THERAPEUTICS, INC.


The Corporation will furnish without charge to each stockholder who so requests a statement of the powers, designations, preferences and relative, participating, optional, or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights. Any such request should be addressed to the Secretary of the Corporation at its principal place of business.

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:


  TEN COM  -- as tenants in common                 UNIF GIFT MIN ACT--          Custodian
                                                                      ----------          --------
  TEN ENT  -- as tenants by the entireties                              (Cust)             (Minor)
  JT TEN   -- as joint tenants with right of                  under Uniform Gifts to Minors
              survivorship and not as tenants
              in common                               Act
                                                          ----------------------------------------
                                                                           (State)

                                                   UNIF TRANS MIN ACT--          Custodian
                                                                        ---------          --------
                                                                          (Cust)            (Minor)
                                                                        under Uniform Transfers to Minors
                                                                    Act
                                                                       ----------------------------------
                                                                                     (State)

     Additional abbreviations may also be used though not in the above list.

For value received, ____________________________________________hereby sell(s), assign(s) and transfer(s) unto


PLEASE INSERT SOCIAL SECURITY OR OTHER
  IDENTIFYING NUMBER OF ASSIGNEE

--------------------------------------


--------------------------------------


--------------------------------------------------------------------------------
 (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)


--------------------------------------------------------------------------------


--------------------------------------------------------------------------------


                                                                        shares
------------------------------------------------------------------------
of the common stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

                                                                        Attorney
------------------------------------------------------------------------
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.


Dated
      ---------------------------


                   ------------------------------------------------------------
                             THE SIGNATURE(S) TO THIS ASSIGNMENT MUST CORRESPOND
                   NOTICE:   WITH THE  NAME(S) AS WRITTEN UPON THE FACE OF
                             THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT
                             ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.




SIGNATURE(S) GUARANTEED



By
  -------------------------------------------------------------------------
THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION, (Banks, Stockbrokers, Savings and Loan Associations and Credit Unions) WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM PURSUANT TO S.E.C. RULE 17Ad-15.